Exhibit 99.1

2025 First Quarter Financial Results May 7, 2025 NYSE: CF

Safe harbor statement

All statements in this presentation by CF Industries Holdings, Inc. (together with its subsidiaries, the "Company"), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" or "would" and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about: strategic plans and management's expectations with respect to the production of low-carbon ammonia, the development of carbon capture and sequestration projects, the transition to and growth of a hydrogen economy, greenhouse gas reduction targets, projected capital expenditures, statements about future financial and operating results, and other items described in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: the Company's ability to complete the projects at its Blue Point Complex, including the construction of a low-carbon ammonia production facility with its joint venture partners and scalable infrastructure on schedule and on budget or at all; the Company's ability to fund the capital expenditure needs related to the joint venture at its Blue Point Complex, which may exceed its current estimates; the cyclical nature of the Company's business and the impact of global supply and demand on the Company's selling prices and operating results; the global commodity nature of the Company's nitrogen products, the conditions in the global market for nitrogen products, and the intense global competition from other producers; announced or future tariffs, retaliatory measures, and global trade relations, including the potential impact of tariffs and retaliatory measures on the price and availability of materials for its capital projects and maintenance; conditions in the United States, Europe and other agricultural areas, including the influence of governmental policies and technological developments on the demand for its fertilizer products; the volatility of natural gas prices in North America and globally; weather conditions and the impact of adverse weather events; the seasonality of the fertilizer business; the impact of changing market conditions on the Company's forward sales programs; difficulties in securing the supply and delivery of raw materials or utilities, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the Company's reliance on a limited number of key facilities; risks associated with cybersecurity; acts of terrorism and regulations to combat terrorism; the significant risks and hazards involved in producing and handling the Company's products against which the Company may not be fully insured; risks associated with international operations; the Company's ability to manage its indebtedness and any additional indebtedness that may be incurred; risks associated with changes in tax laws and adverse determinations by taxing authorities, including any potential changes in tax regulations and its qualification for tax credits; risks involving derivatives and the effectiveness of the Company's risk management and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions, including announced or future changes in environmental or climate change laws; the development and growth of the market for low-carbon ammonia and the risks and uncertainties relating to the development and implementation of the Company's low-carbon ammonia projects; risks associated with investments in and expansions of the Company's business, including unanticipated adverse consequences and the significant resources that could be required; and failure of technologies to perform, develop or be available as expected, including the low-carbon ATR ammonia production facility with carbon capture and sequestration technologies being constructed at its Blue Point Complex. More detailed information about factors that may affect the Company's performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.'s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.'s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company's web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on our business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note regarding non - GAAP financial measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA, adjusted EBITDA, free cash flow, free cash flow to adjusted EBITDA conversion and free cash flow yield, which are non - GAAP financial measures, provide additional meaningful information regarding the Company's performance and financial strength. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA, adjusted EBITDA, free cash flow, free cash flow to adjusted EBITDA conversion and free cash flow yield included in this prese nta tion may not be comparable to similarly titled measures of other companies. Reconciliations of EBITDA, adjusted EBITDA, free cash flo w and free cash flow yield to the most directly comparable GAAP measures are provided in the tables accompanying this presentat ion . EBITDA is defined as net earnings attributable to common stockholders plus interest expense — net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and am ort ization, and the portion of depreciation that is included in noncontrolling interest. The Company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors an d other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items as summarized in the tables accompanying this presentation. The Company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year - over - year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flow s, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow to adjusted EBITDA conversion i s defined as free cash flow divided by adjusted EBITDA. Free cash flow yield is defined as free cash flow divided by market val ue of equity (market cap). The Company has presented free cash flow, free cash flow to adjusted EBITDA conversion and free cash flo w yield because management uses these measures and believes they are useful to investors, as an indication of the strength of t he Company and its ability to generate cash and to evaluate the Company’s cash generation ability relative to its industry compe tit ors. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures.

Industry leading operational excellence drives cash generation

$312M
Q1 2025
Net Earnings

$1.3B
Q1 2025 LTM
Net Earnings

$644M
Q1 2025
Adjusted EBITDA[1]

$2.5B
Q1 2025 LTM
Adjusted EBITDA[1]

$2.4B
Q1 2025 LTM
Cash from Operations

$1.6B
Q1 2025 LTM
Free Cash Flow[3]

$2.0B
Q1 2025 LTM
Capital Returned to Shareholders[2]

~$630M
Remaining in Current $3B Share Repurchase Authorization[4]

World's Largest Ammonia Producer

0.34
12-month Rolling Average Recordable Incident Rate[5]

100%
Q1 2025
Capacity Utilization

63%
Q1 2025 LTM FCF/Adj EBITDA Conversion[6]

(1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure
(2) Last twelve months share repurchases and dividends through March 31, 2025
(3) See appendix for reconciliation of free cash flow to the most directly comparable GAAP measure
(4) As of March 31, 2025. On May 6, 2025, the Board of Directors approved a new share repurchase authorization of $2 billion expiring in December 2029
(5) Per 200,000 work hours as of March 31, 2025
(6) Represents Q1 2025 LTM free cash flow divided by Q1 2025 LTM adjusted EBITDA; see appendix for reconciliations of free cash flow and adjusted EBITDA to the most directly comparable GAAP measures

CF 4

Highlights and Outlook

Highlights:

- Announced additional share repurchase authorization of $2 billion expiring in December 2029
- Announced FID for Blue Point Joint Venture Low-Carbon Ammonia Production Facility with partners JERA and Mitsui
- Q1 2025 returned $530 million to shareholders through share repurchases and dividends
  - ~$630 million remaining in $3 billion share repurchase authorization; expect to complete by expiration in December 2025
- Q1 2025 Adjusted EBITDA favorable, driven by higher volumes and lower costs

2025 Outlook:

- CF funded capital expenditures expected to be ~$650 million with ~$150 million related to Blue Point
- Gross ammonia production in 2025 expected to be ~10 million tons

CF 5

Q1 2025 Adjusted EBITDA favorable driven by higher volumes and lower costs (1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure 6 Q1 2025 vs Q1 2024 Adjusted EBITDA $459 $ 17 $120 $(40) $644 Adj. EBITDA Q1 2024 (1) Price Volume Realized Gas Cost Adj. EBITDA Q1 2025 (1) $ millions $ 88 2024 Outage costs not repeated & Other

7 Q1 2025 Cash Sources and Uses (1) Represents the cash and cash equivalents balance on the Company's Consolidated Balance Sheet at the end the period (2) Semi - annual distribution paid to noncontrolling interest in Q1 2025 (3) Share repurchases and dividends paid in Q1 2025 Returned $530M to shareholders $1,614 Cash Q4 2024 (1) Cash from Operations Capex CHS Distribution (2) Return to Shareholders (3) Other Cash Q1 2025 (1) $1,406 $(129) $586 $(132) $(530) $ millions $(3)

Creating value by increasing nitrogen participation per share

Intend to repurchase remaining ~$630M of authorization by December 2025 expiration



Annual Nitrogen Equivalent
Tons per 1,000 Shares Outstanding
Since 2010:
Increased production capacity 36%
Decreased share count 54%
17
30
39
50
2010
2015
2020
Q1 2025

Production Capacity millions (nutrient tons)

2010		2015		2020		Q1 2025
6.0[(1)]	+16% →	7.0[(2)]	+18% →	8.2	• UK decommissioned • Waggaman acquired	8.2

Million Shares Outstanding[(3)]

2010		2015		2020		Q1 2025
356.3	(35)% →	233.1	(8)% →	214.0	(23)% →	164.7

All N production numbers based on year end figures per 10-K filings

(1) Beginning in 2010 includes capacity from Terra Industries acquisition

(2) Beginning in 2013 includes incremental 34% of Medicine Hat production to reflect CF acquisition of Viterra's interests

(3) Share count based on end of period common shares outstanding; share count prior to 2015 based on 5-for-1 split-adjusted shares

Notes:

- *Beginning in 2015 includes incremental 50% interest in CF Fertilisers UK acquired from Yara*
- *Beginning in 2016 excludes nitrogen equivalent of 1.1 million tons of urea and 0.58 million tons of UAN under CHS supply agreement and includes expansion project capacity at Donaldsonville and Port Neal*
- *Beginning in 2018 includes incremental 15% of Verdigris production to reflect CF's acquisition of publicly traded TNH units*
- *Beginning in 2022 includes decrease in production capacity due to Ince plant closure*
- *Beginning in 2023 includes decrease in production capacity due to Billingham NH_3 plant closure and additional production capacity from Waggaman ammonia production complex*

CF

8

9 Proven track record of returning capital to shareholders $ millions $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2022 2023 2024 Q1 2025 Cumulative Return of Capital Dividends Share Repurchase $5B returned to shareholders since 2022 Intend to repurchase remaining ~ $630M of authorization by December 2025 expiration Additional share repurchase authorization of $2B expiring in December 2029

10 Demand Growth FID/Under Contruction… Expected European Closures 2029 Supply Blue Point FID 1.4MMT Projected capacity shortfall; seven additional world - scale (1) ammonia facilities required to meet demand growth (1) World - scale plant represent 1.1 MMT of nameplate capacity (2) CRU demand growth includes traditional and clean energy growth at ~1.5% total CAGR Sources: Industry Publications, IFA, CF Analysis; capacity additions include CF - assessed firm projects Estimated 5 - year Global Ammonia Demand and Supply Growth (ex. China) (Million metric tons) 8.3 MMT 3 - 4 MMT 5 - 6 MMT Demand Growth 2025 – 2029 (2) 12 - 14 MMT Supply Growth 2025 - 2029 Expected European Closures 7 - 8 MMT shortfall Additional ammonia facilities required Net Additions FID/Under Construction Additions 2029 Required Supply Blue Point 9.7 MMT

Blue Point JV greenfield low-carbon ammonia production facility

$4B Capital Expenditure Phasing

(excluding scalable infrastructure of $550M)



CF
JERA(1)
Mitsui
~10%
~15%
~35%
~30%
~10%
2025
2026
2027
2028
2029

Scalable Infrastructure Phasing	~5%	~35%	~35%	~20%	~5%

Project Highlights:

- Construction & production costs and ammonia offtake allocated according to JV equity ownership percentage
- CF's estimated capital investment: $2.15B ($1.6B for production facility, $550M scalable infrastructure)
- CF will operate the production and common facilities with production expected in 2029
- Blue Point JV will be consolidated into CF's financials

(1) JERA has a conditional option to reduce its ownership percentage that expires on December 31, 2025. If the specified condition is met, JERA can reduce its ownership below 35% but not lower than 20%. CF Industries would have the right and obligation to increase its ownership by the same amount that JERA reduces its ownership

CF 11

12 2020 2021 2022 2023 2024 2025F Near - term global nitrogen supply - demand dynamics Sources: Industry Publications, CRU Urea Market Outlook as of March 2025, CF Analysis India Urea Imports 5.3 MMT 6.0 - 7.0 MMT 2020 2021 2022 2023 2024 2025F China Urea Exports Million metric tons 4.3 MMT 1.5 - 3.0 MMT 2020 2021 2022 2023 2024 2025F Brazil Urea Imports 8 .3 MMT 2025 Nitrogen Market Outlook Global grains stocks - to - use ratio lowest in over a decade United States expected corn plantings ~95 million acres Chinese urea exports remains limited, expected in 2H 2025 India and Brazil import demand expected to be robust in 2H 2025 Russian nitrogen exports ~15% below pre - war levels Gulf Coast Ammonia 1.3 MMT capacity expected in 2025 8.0 - 8.5 MMT 260k MT Near - term global nitrogen market remains constructive

Save the Date June 24, 2025 Midtown, NY CF Industries Investor Day Save the Date June 24, 2025 9:30am – 12:30pm ET Midtown, NYC

Appendix

15 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Corn Soybeans Wheat Lowest global coarse grains stocks - to - use in over a decade and f arm economics support favorable nitrogen demand in 2025 (1) Crop futures prices represent Marketing Year (September – August) average daily settlement of the front month future contracts f or 2012/13 through 2023/24. 2024/25F represents actual futures settlements through April 15 th , 2025, and the forward curve through December 2025 (2) Annual cash cost on a per acre basis, including cash rent and other variable costs such as fertilizers, chemicals, seed, fuel , e nergy, machinery, and labor; 2023 data from USDA Commodity Cost and Returns. 2024 estimate and 2025 forecast returns use USDA baseline projections and costs from USDA forecast/CF analysis Source: USDA, Industry Publications, CF Analysis Anticipated Average Returns over Variable and Land Cost (2) $/acre, U.S. average Global Coarse Grains Stocks - to - Use Ratio vs Corn Futures Prices (1) $0 $1 $2 $3 $4 $5 $6 $7 $8 0% 2% 4% 6% 8% 10% 12% 14% 16% World ex-China Crop Futures Price (RHS) $/ bu % s/u

16 $5.00 $4.50 $4.00 $3.50 $3.00 $2.50 $2.00 $0.7 $0.8 $1.0 $1.1 $1.3 $1.4 $1.5 $300 $1.5 $1.6 $1.7 $1.9 $2.0 $2.2 $2.3 $350 $2.2 $2.4 $2.5 $2.6 $2.8 $2.9 $3.0 $400 $3.0 $3.1 $3.3 $3.4 $3.5 $3.7 $3.8 $450 $3.7 $3.9 $4.0 $4.1 $4.3 $4.4 $4.6 $500 $4.5 $4.6 $4.8 $4.9 $5.0 $5.2 $5.3 $550 $5.2 $5.4 $5.5 $5.7 $5.8 $5.9 $6.1 $600 CF Industries Adjusted EBITDA sensitivity table Table illustrates the CF Industries business model across a broad range of industry conditions $50/ton urea realized movement implies ~$750M change in Adjusted EBITDA on an annual basis (1) Based on 2024 sales volumes of approximately 18.9 million product tons, 2024 gas consumption of 346 million MMBtus and 2024 n itr ogen product sales price relationships. Changes in product prices and gas costs are not applied to the CHS minority interest or industrial contracts w her e CF Industries is naturally hedged against changes in product prices and gas costs. Excludes EBITDA benefit of UK carbon credit sales (2) Assumes that a $50 per ton change in urea prices is also applied proportionally to all nitrogen products and is equivalent to a $34.78 per ton change in UAN price, $36.96 per ton change in AN price, $89.14 per ton change in ammonia price, and $21.20 per ton change in the price of t he Other segment Adjusted EBITDA Sensitivity to Natural Gas and Urea Prices (1) $ billions CF Realized Natural Gas Cost ($/MMBtu) CF Realized Urea Price ($/ton) (2)

17 Evaluate accretive acquisitions Margin enhancing projects Share repurchases and quarterly dividends Low - carbon ammonia production growth Pathways to grow shareholder value Creating substantial value for long - term shareholders Return capital to shareholders Inorganic growth opportunities Invest in high return projects within our network Disciplined growth initiatives & clean energy

18 Strong free cash flow metrics show undervalued equity Attractive free cash flow yield and free cash flow to adjusted EBITDA conversion rate suggest undervalued equity, supporting robust share repurchase program 14.7% 16.7% 12.0% 10.0% 12.2% 2021 2022 2023 2024 Q1 2025 LTM 2021 – Q1 2025 LTM average yield 13.1% Free Cash Flow Yield (1) FCF/Adj EBITDA conversion (2) % 63% 63% 65% 47% 79% (1) Represents annual and Q1 2025 LTM free cash flow divided by market value of equity (market cap) as of December 31 st of each year for 2021 – 2024 , and as of 3/31/2025 for Q1 2025 LTM . S ee appendix for reconciliation of free cash flow to the most directly comparable GAAP measure and calculation of market cap (2) Represents annual and Q1 2025 LTM free cash flow divided by annual and Q1 2025 LTM adjusted EBITDA; see appendix for reconcil iat ions of free cash flow and adjusted EBITDA to the most directly comparable GAAP measures

19 $2,412 $2,271 $2,757 $3,855 $2,873 (552) (518) (499) (453) (514) (293) (308) (459) (619) (194) $1,567 $1,445 $1,799 $2,783 $2,165 165 170 188 196 208 LTM Free Cash Flow (millions) CF Industries’ Free Cash Flow and Shares Outstanding as of period - end Shares Outstanding (millions) 160 170 180 190 200 210 220 230 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2021 2022 2023 2024 2025 Q1 LTM …resulting in strong free cash flow participation End of period shares outstanding Cash from Operations Capital expenditures Distributions to noncontrolling interests Free Cash Flow (millions) Non - GAAP reconciliation: Cash from Operations to Free Cash Flow

20 Financial results – first quarter 2025 Q1 2024 Q1 2025 In millions, except percentages, per MMBtu and EPS $ 1,470 $ 1,663 Net sales 409 572 Gross margin 27.8% 34.4% - As a percentage of net sales $ 194 $ 312 Net earnings attributable to common stockholders 1.03 1.85 Net earnings per diluted share 488 617 EBITDA (1) 459 644 Adjusted EBITDA (1) 188.1 168.8 Diluted weighted - average common shares outstanding $ 2.73 $ 3.69 Natural gas costs in cost of sales (per MMBtu) (2) 0.46 (0.01) Realized derivatives (gain) loss in cost of sales (per MMBtu) (3) $ 3.19 $ 3.68 Cost of natural gas used for production in cost of sales (per MMBtu) 2.43 4.28 Average daily market price of natural gas at the Henry Hub (per MMBtu) 253 221 Depreciation and amortization 98 132 Capital expenditures (1) See appendix for reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures (2) Includes the cost of natural gas used for production and related transportation that is included in cost of sales during the period under the first - in, first - out inventory method (3) Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark - to - market gains and losses on natural gas derivatives

21 Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA (1) Loan fee amortization is included in both interest expense (income) — net and depreciation and amortization FY 2024 Q1 2025 LTM Q1 2024 Q1 2025 In millions $ 1,477 $ 1,590 $ 238 $ 351 Net earnings (259) (254) (44) (39) Less: Net earnings attributable to noncontrolling interest 1,218 1,336 194 312 Net earnings attributable to common stockholders (2) 11 7 20 Interest expense (income) — net 285 309 62 86 Income tax provision 925 893 253 221 Depreciation and amortization Less other adjustments: (91) (85) (27) (21) Depreciation and amortization in noncontrolling interest (4) (4) (1) (1) Loan fee amortization (1) $ 2,331 $ 2,460 $ 488 $ 617 EBITDA (35) — (33) 2 Unrealized net mark - to - market loss (gain) on natural gas derivatives — 1 1 2 Loss on foreign currency transactions (16) (16) — — Impact of employee benefit plan policy change — 23 — 23 Loss on sale of Ince facility 4 1 3 — Integration costs (47) 9 (29) 27 Total adjustments $ 2,284 $ 2,469 $ 459 $ 644 Adjusted EBITDA

22 Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA, continued FY 2021 FY 2022 FY 2023 In millions $ 1,260 $ 3,937 $ 1,838 Net earnings (343) (591) (313) Less: Net earnings attributable to noncontrolling interest 917 3,346 1,525 Net earnings attributable to common stockholders 183 279 (8) Interest (income) expense — net 283 1,158 410 Income tax provision 888 850 869 Depreciation and amortization Less other adjustments: (95) (87) (85) Depreciation and amortization in noncontrolling interest (4) (4) (4) Loan fee amortization (1) $ 2,172 $ 5,542 $ 2,707 EBITDA 25 41 (39) Unrealized net mark - to - market (gain) loss on natural gas derivatives 6 28 — Loss on foreign currency transactions, including intercompany loans 285 — — U.K. goodwill impairment 236 239 — U.K. long - lived and intangible asset impairment — 19 10 U.K. operations restructuring — — 39 Acquisition and integration costs — — 43 Impairment of equity method investment in PLNL — (14) — Unrealized gain on embedded derivative liability — 17 — Pension settlement loss and curtailments gains — net 19 8 — Loss on debt extinguishment 571 338 53 Total adjustments $ 2,743 $ 5,880 $ 2,760 Adjusted EBITDA (1) Loan fee amortization is included in both interest (income) expense — net and depreciation and amortization

23 Non - GAAP: reconciliation of cash from operations to free cash flow, free cash flow yield and free cash flow to adjusted EBITDA conversion FY 2021 FY 2022 FY 2023 FY 2024 Q1 2025 LTM In millions, except percentages $ 2,873 $ 3,855 $ 2,757 $ 2,271 $ 2,412 Cash provided by operating activities (514) (453) (499) (518) (552) Capital expenditures (194) (619) (459) (308) (293) Distributions to noncontrolling interest $ 2,165 $ 2,783 $ 1,799 $ 1,445 $ 1,567 Free cash flow 14.7% 16.7% 12.0% 10.0% 12.2 % Free cash flow yield (1) 207.6 195.6 188.2 169.9 164.7 Shares outstanding as of period end 70.78 85.20 79.50 85.32 78.15 Share price as of period end — US dollars (2) $ 14,694 $ 16,665 $ 14,962 $ 14,496 $ 12,871 Market Cap $ 2,743 $ 5,880 $ 2,760 $ 2,284 $ 2,469 Adjusted EBITDA Free cash flow to Adjusted EBITDA conversion (3) 63% 63% 65% 47% 79% (1) Represents annual and Q1 2025 LTM free cash flow divided by market value of equity (market cap) as of December 31 st for each year and March 31 st for Q1 2025 LTM (2) Source: FactSet (3) Represents annual and Q1 2025 LTM free cash flow divided by annual and Q1 2025 LTM adjusted EBITDA